                                THE RESERVE FUND:
             PRIMARY FUND, U.S. GOVERNMENT FUND, U.S. TREASURY FUND

                            RESERVE TAX-EXEMPT TRUST:
                           INTERSTATE TAX-EXEMPT FUND

                     Supplement Dated, June 10, 2004, to the
                        Prospectus Dated August 11, 2003

The paragraph in the section "Your Account - How to Buy Shares" entitled "Share
Price: Net Asset Value" which appears on page 13 of the Prospectus is amended as follows:

The sentences "However, NAV is not calculated and purchase orders are not accepted on days the New York Stock Exchange ("NYSE") is closed except Good Friday (applies to all but the Interstate Tax-Exempt Fund). In addition, NAV is not calculated and purchase orders are not accepted on Columbus Day and Veterans Day." are deleted and replaced by the following:

     Generally the NAV is not calculated and purchase and redemption orders are not accepted on days the New York Stock Exchange ("NYSE") is closed, except Good Friday (applies to all but the Interstate Tax-Exempt Fund) and on Columbus Day and Veterans Day. However, the NAV may be calculated and purchase and redemption orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.